Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-93030) pertaining to the Timber Lodge Steakhouse, Inc. 1993 Stock Option Plan of our report dated February 13, 1998, with respect to the financial statements of Timber Lodge Steakhouse, Inc. included in its Annual Report (Form 10-KSB/A-1) for the year ended December 31, 1997.


                                                /s/ Ernst & Young LLP


Minneapolis, Minnesota
March 4, 1998